EXHIBIT 10.2

AMENDMENT NUMBER ONE

TO THE

HEALTH NET, INC.

2006 EXECUTIVE OFFICER INCENTIVE PLAN

WHEREAS, the Board of Directors of Health Net, Inc. (the “Company”) has adopted, subject to stockholder approval, the Company 2006 Executive Officer Incentive Plan (the “Plan”) for the benefit of eligible executive officers of the Company and its subsidiaries;

WHEREAS, the stockholders of the Company approved the Plan at the Company’s 2005 Annual Meeting;

WHEREAS, Article VII(2) of the Plan currently contemplates that incentive payments made to eligible participants under the Plan may be made in the form of shares of Common Stock of the Company, as determined by the Compensation Committee of the Board of Directors of the Company (the “Committee”);

WHEREAS, the Company desires to eliminate the Company’s ability to make any incentive payments under the Plan in the form of shares of Common Stock of the Company; and

WHEREAS, the Company has the power to amend the Plan pursuant to Article VII(1) thereof.

NOW, THEREFORE, BE IT RESOLVED, that pursuant to the power of amendment contained in Article VII(1) of the Plan, the Plan is hereby amended as follows:

1. Article VI(2) is amended and restated in its entirety as follows:

“2. Incentive Payments. Payments under Individual Award Opportunities shall be in cash and, unless a participant elects to defer receipt of a payment, shall be made at the time determined by the

Committee after the end of the Performance Period for which the awards are payable, except that no such payment shall be made unless and until the Committee, based on the Company’s audited financial results for such Performance Period (as prepared and reviewed by the Company’s independent public accountants), has certified in writing the extent to which the applicable performance goals for such Performance Period have been satisfied. Notwithstanding the foregoing sentence, all payments other than payments the Committee in its discretion decided to make at a later date or a Participant elected to defer, shall be made no later than 2½ months after the end of the Performance Period.”

IN WITNESS WHEREOF, Health Net, Inc. has caused this instrument to be signed all on this 13th day of May, 2005.

HEALTH NET, INC.

By:	/s/ Karin Mayhew
Name:	Karin Mayhew
Title:	Senior Vice President, Organization Effectiveness

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